SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)      June 20, 1997
                                                     --------------------

                            Illini Corporation
   ----------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Illinois
   ----------------------------------------------------------------------
               (State or other jurisdiction of incorporation)


             0-13343                              37-1135429
   --------------------------         -----------------------------------
    (Commission File Number)           (IRS Employer Identification No.)


   120 South Chatham Road
   Springfield, Illinois                               62704
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)          (Zip Code)


   Registrant's telephone number, including area code     (217) 787-1651
                                                     --------------------









                     Exhibit Index is located on page 7.

   ITEM 5.   OTHER EVENTS

        (a)  Adoption of Shareholder Rights Plan:
             -----------------------------------

        On June 20, 1997, the Board of Directors of Illini Corporation (the "Company") declared a dividend distribution of one Right for each outstanding share of Common Stock, $10.00 par value (the "Common Stock"), of the Company to the stockholders of record on July 7, 1997 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $80.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Illinois Stock Transfer Company, as Rights Agent (the "Rights Agent").

        Until the earlier to occur of (i) the tenth business day after a public announcement that a person or group of affiliated or associated persons acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock of the Company (such person or group being called an "Acquiring Person" and such date of first public announcement being called the "Stock Acquisition Date"), or (ii) the tenth business day after the commencement or announcement of an intention to make a tender offer or exchange offer which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Company's Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of a summary of the terms of the Rights (the "Summary of Rights") attached thereto. Mae H. Noll, together with all her Affiliates and Associates (as such terms are defined in the Rights Agreement), will not be deemed to be Acquiring Persons as long as all such persons beneficially own in the aggregate no more than 14.3% of the Common Stock of the Company. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Company's Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of the Company's Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on July 7, 2007, unless earlier redeemed by the Company as described below.

        The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
   (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights, options or warrants to subscribe for shares of Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding (a) a regular periodic cash dividend or (b) a dividend payable in Common Stock) or of subscription rights, options or warrants (other than those referred to above).

        In the event that a person becomes the beneficial owner of 10% or more of the outstanding shares of Common Stock (i.e., becomes an Acquiring Person), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will be void), will have the right to receive upon exercise thereof, that number of shares of Common Stock having a market value of two times the exercise price of the Right (such right being called the "Flip-In" right).

        In the event that, on or after the Stock Acquisition Date, the Company were acquired in a merger or other business combination, or 50% or more of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right. In the event that the Company were the surviving corporation in a merger involving the Acquiring Person and the Common Stock were not changed or exchanged, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will be void), will thereafter have the right to receive upon exercise that number of shares of the Common Stock having a market value of two times the exercise price of the Right (such right being called the "Flip-Over" right). The holder of a right will no longer have a Flip-Over right if, and to the extent that, he has exercised his Flip-In right.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued and, in lieu thereof, a cash payment will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

        At any time prior to the time that there is an Acquiring Person, the Company may, at its option, redeem the Rights in whole but not in part, at a price of $0.01 per Right (the "Redemption Price").

   Immediately upon the authorization of the redemption of the Rights by the Board of Directors of the Company, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        One Right will be distributed to shareholders of the Company for each share of Common Stock owned of record by them as of the close of business on July 7, 1997. Until the Distribution Date, the Company will issue one Right with each share of Common Stock that shall become outstanding so that all shares of Common Stock will have attached Rights.

        The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved in advance by the Board of Directors of the Company. The Rights should not interfere with any merger of other business combination approved by the Board of Directors prior to the time that a person or group has acquired beneficial ownership of 10% or more of the Common Stock, since until such time the Rights may be redeemed by the Company at $0.01 per Right.

        The present dividend distribution of the Rights is not taxable to the Company or its shareholders. The Rights are not dilutive and will not affect reported earnings per share. The Company will receive no proceeds from the issuance of the Rights as a dividend.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        The Board of Directors of the Company may amend the Rights Agreement from time to time, provided that any such changes do not adversely affect the interest of the holders of the Rights, and provided further that the Rights Agreement may not be supplemented or amended in any way after an Acquiring Person has become such.

        The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, including the form of Rights Certificate and the Summary of Rights is attached hereto as an exhibit and incorporated herein by reference. A copy of the Rights Agreement is available to all Right holders free of charge from the Company.
   The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

        (b)  Adoption of Amended and Restated Bylaws:
             ---------------------------------------

        On June 20, 1997, the Board of Directors of the Company adopted Amended and Restated Bylaws for the Company that provide for, among other things, an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors of the Company, of candidates for election as directors (the

  "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders of the Company (the "Business Procedure").

        The Nomination Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected will be eligible for election as directors of the Company. The Business Procedure provides that at an annual meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a shareholder who has given timely prior written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. Any proposed business to be brought before an annual meeting by a shareholder must also be a proper matter for shareholder action.

        In all cases, to be timely, notice must be received by the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In the event that the number of directors to be elected to the Board of Directors is increased and there is no public disclosure by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice shall be timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Company at the Company's principal executive offices not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Company.

        Under the Nomination Procedure, notice to the Company from a shareholder who proposes to nominate a person at an annual meeting for election as a director must contain such person's name, age, address, occupation and ownership interest in the Company, together with such person's written consent to being named as a nominee and to serving as a director if elected. Under the Business Procedure, notice relating to the conduct of business other than the nomination of directors at an annual meeting must contain certain information about such business, including a brief description of the business the shareholder proposes to bring before the meeting, the reasons for conducting such business at such meeting and any material interest that the shareholder or the beneficial owner of the Common Stock, if any, on whose behalf the notice was given, has in the business so proposed. Any notice given under the Nomination Procedure or the Business Procedure must also contain certain information about the shareholder giving such notice and the beneficial owner, if any, on whose behalf such notice is given, including the name and address of the shareholder, as they appear on the Company's books, the name and address of the beneficial owner, if any, and the class and number of shares of the Company's stock that are owned beneficially and of record by such shareholder and beneficial owner, if any.

        If the Chairman or other officer presiding at a meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if such Chairman or other officer presiding at a meeting determines that business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination properly made or business properly brought before an annual meeting in accordance with the above-mentioned procedures.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
   EXHIBITS

             (c)  Exhibits:

                  Exhibit 3 Amended and Restated Bylaws of Illini Corporation, effective June 20, 1997.

                  Exhibit 4 Rights Agreement dated June 20, 1997 between Illini Corporation and Illinois Stock Transfer Company, as Rights Agent.

                  Exhibit 99     June 23, 1997 Press Release.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ILLINI CORPORATION
                                         (Registrant)


                                 BY:  /s/ Burnard K. McHone
                                    ------------------------------
                                      Burnard K. McHone, President



   Dated:    June 25, 1997

                                EXHIBIT INDEX


   Number                        Description
   ------                        -----------

      3 Amended and Restated Bylaws of Illini Corporation, effective June 20, 1997.

      4      Rights Agreement dated June 20, 1997 between Illini
             Corporation and Illinois Stock Transfer Company, as Rights
             Agent.

     99      June 23, 1997 Press Release